AMENDMENT TO RULE 12D1-4 FUNDS OF FUNDS INVESTING AGREEMENT This AMENDMENT is to the Rule 12d1-4 Fund of Funds Investing Agreement dated January 19, 2022 (“Agreement”) between JNL Series Trust, a business trust organized under the laws of Massachusetts, on behalf of itself and its separate series listed on Schedule A, severally and not jointly (each, an “Investing Fund”), and the investment trusts listed on Schedule A, on behalf of themselves and their respective series also listed on Schedule A, severally and not jointly (each, a “Vanguard Fund” and together with the Investing Fund(s), the “Funds”). WHEREAS, the parties have agreed to amend Section 3 of the Agreement entitled “Representations of the Investing Fund” to update the notification requirements for the Investing Fund; and WHEREAS, the parties also desire to amend Schedule A of the Agreement to bring current the list of Vanguard Funds. NOW, THEREFORE, effective February 25, 2026, the parties hereto agree to amend Section 3 and Schedule A of the Agreement as follows: 1. Section 3 is hereby deleted and replaced in its entirety with the following: 3. Representations of the Investing Funds. In connection with any investment by an Investing Fund in a Vanguard Fund in excess of the limitations in Section 12(d)(1)(A), the Investing Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Investing Funds; (ii) comply with its obligations under this Agreement; (iii) promptly notify the Vanguard Fund when it has invested in the Vanguard Fund in an amount which exceeds the limitations in Section 12(d)(1)(A)(i); and (iv) promptly notify the Vanguard Fund if such Investing Fund fails to comply with the Rule with respect to its investment in such Vanguard Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. 2. Schedule A of the Agreement is hereby superseded and replaced in its entirety with Amended Schedule A attached hereto. 3. Each party hereby represents and warrants to the other parties that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to execute this Amendment. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of February 25, 2026. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

JNL SERIES TRUST, ON BEHALF OF ITSELF AND EACH INVESTING FUND LISTED ON SCHEDULE A By: /s/ Kelly L. Crosser Print Name: Kelly L. Crosser Title: Assistant Secretary EACH OF THE VANGUARD TRUSTS, ON BEHALF OF ITSELF AND THE VANGUARD FUNDS LISTED ON SCHEDULE A By: /s/ John E. Schadl Print Name: John E. Schadl Title: Assistant Secretary

SCHEDULE A List of Funds to Which the Agreement Applies INVESTING FUNDS JNL/Vanguard Moderate ETF Allocation Fund JNL/Vanguard Moderate Growth ETF Allocation Fund JNL/Vanguard Growth ETF Allocation Fund VANGUARD FUNDS Vanguard Admiral Funds Vanguard S&P 500 Growth ETF (VOOG) Vanguard S&P 500 Value ETF (VOOV) Vanguard S&P Mid-Cap 400 ETF (IVOO) Vanguard S&P Mid-Cap 400 Growth ETF (IVOG) Vanguard S&P Mid-Cap 400 Value ETF (IVOV) Vanguard S&P Small-Cap 600 ETF (VIOO) Vanguard S&P Small-Cap 600 Growth ETF (VIOG) Vanguard S&P Small-Cap 600 Value ETF (VIOV) Vanguard Bond Index Funds Vanguard Intermediate-Term Bond ETF (BIV) Vanguard Long-Term Bond ETF (BLV) Vanguard Short-Term Bond ETF (BSV) Vanguard Total Bond Market ETF (BND) Vanguard Ultra-Short Bond ETF (VUSB) Vanguard California Tax-Free Funds Vanguard California Tax-Exempt Bond ETF (VTEC) Vanguard Charlotte Funds Vanguard Total International Bond ETF (BNDX) Vanguard Index Funds Vanguard Extended Market ETF (VXF) Vanguard Growth ETF (VUG) Vanguard Large-Cap ETF (VV) Vanguard Mid-Cap ETF (VO) Vanguard Mid-Cap Growth ETF (VOT) Vanguard Mid-Cap Value ETF (VOE) Vanguard S&P 500 ETF (VOO) Vanguard Small-Cap ETF (VB) Vanguard Small-Cap Growth ETF (VBK) Vanguard Small-Cap Value ETF (VBR) Vanguard Total Stock Market ETF (VTI) Vanguard Value ETF (VTV) Vanguard Institutional Index Funds Vanguard 0-3 Month Treasury Bill ETF (VBIL) Vanguard Ultra-Short Treasury ETF (VGUS)

Vanguard International Equity Index Funds Vanguard FTSE All-World ex-US ETF (VEU) Vanguard FTSE All-World ex-US Small-Cap ETF (VSS) Vanguard FTSE Emerging Markets ETF (VWO) Vanguard FTSE Europe ETF (VGK) Vanguard FTSE Pacific ETF (VPL) Vanguard Global ex-U.S. Real Estate ETF (VNQI) Vanguard Total World Stock ETF (VT) Vanguard Malvern Funds Vanguard Core Bond ETF (VCRB) Vanguard Core-Plus Bond ETF (VPLS) Vanguard Short-Term Inflation-Protected Securities ETF (VTIP) Vanguard Municipal Bond Funds Vanguard Intermediate-Term Tax-Exempt Bond ETF (VTEI) Vanguard Tax-Exempt Bond ETF (VTEB) Vanguard Scottsdale Funds Vanguard Intermediate-Term Corporate Bond ETF (VCIT) Vanguard Intermediate-Term Treasury ETF (VGIT) Vanguard Long-Term Corporate Bond ETF (VCLT) Vanguard Long-Term Treasury ETF (VGLT) Vanguard Mortgage-Backed Securities ETF (VMBS) Vanguard Russell 1000 ETF (VONE) Vanguard Russell 1000 Growth ETF (VONG) Vanguard Russell 1000 Value ETF (VONV) Vanguard Russell 2000 ETF (VTWO) Vanguard Russell 2000 Growth ETF (VTWG) Vanguard Russell 2000 Value ETF (VTWV) Vanguard Russell 3000 ETF (VTHR) Vanguard Short-Term Corporate Bond ETF (VCSH) Vanguard Short-Term Treasury ETF (VGSH) Vanguard Specialized Funds Vanguard Dividend Appreciation ETF (VIG) Vanguard Real Estate ETF (VNQ) Vanguard STAR Funds Vanguard Total International Stock ETF (VXUS) Vanguard Tax-Managed Funds Vanguard FTSE Developed Markets ETF (VEA) Vanguard Wellington Fund Vanguard U.S. Minimum Volatility ETF (VFMV) Vanguard U.S. Momentum Factor ETF (VFMO) Vanguard U.S. Multifactor ETF (VFMF) Vanguard U.S. Quality Factor ETF (VFQY) Vanguard U.S. Value Factor ETF (VFVA)

Vanguard Whitehall Funds Vanguard Emerging Markets Government Bond ETF (VWOB) Vanguard High Dividend Yield ETF (VYM) Vanguard International Dividend Appreciation ETF (VIGI) Vanguard International High Dividend Yield ETF (VYMI) Vanguard World Fund Vanguard Communication Services ETF (VOX) Vanguard Consumer Discretionary ETF (VCR) Vanguard Consumer Staples ETF (VDC) Vanguard Energy ETF (VDE) Vanguard ESG International Stock ETF (VSGX) Vanguard ESG U.S. Corporate Bond ETF (VCEB) Vanguard ESG U.S. Stock ETF (ESGV) Vanguard Extended Duration Treasury ETF (EDV) Vanguard Financials ETF (VFH) Vanguard Health Care ETF (VHT) Vanguard Industrials ETF (VIS) Vanguard Information Technology ETF (VGT) Vanguard Materials ETF (VAW) Vanguard Mega Cap ETF (MGC) Vanguard Mega Cap Growth ETF (MGK) Vanguard Mega Cap Value ETF (MGV) Vanguard Utilities ETF (VPU)